                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

         Date of Report (Date of earliest event reported): May 13, 2003

                         Delco Remy International, Inc.
             (Exact name of Registrant as specified in its charter)

             Delaware                        1-13683                  35-1909253
  (State or Other Jurisdiction     (Commission File Number)        (I.R.S. Employer
of Incorporation or Organization)                                 Identification No.)

                                   ----------

          2902 Enterprise Drive
            Anderson, Indiana                                         46013
(Address of Principal Executive Offices)                            (Zip Code)



                                 (765) 778-6499
               (Registrant's telephone number including Area Code)

                                   ----------
                                 Not applicable
          (Former name or former address, if changed since last report)

                                   ----------

Item 7. Financial Statements and Exhibits.

(c) Exhibits

        99.1 Press Release dated May 13, 2003 announcing 2003 first quarter results.

Items 9 and 12. Regulation FD Disclosure and Results of Operations and Financial Condition.

        On May 13, 2003, Delco Remy International, Inc. issued a press release announcing its 2003 first quarter results. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Regulation FD and
Item 12.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003                       DELCO REMY INTERNATIONAL, INC.

                                         By:    /s/ Rajesh K. Shah
                                             -----------------------------------
                                         Name:   Rajesh K. Shah
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Number       Exhibit

99.1 Press Release dated May 13, 2003 announcing 2003 first quarter results.